Exhibit 10

                             UNIT PURCHASE AGREEMENT

     This Unit Purchase Agreement (the "Agreement") is between Glenn A. Little ("Little") with offices at 211 West Wall Street, Midland, Texas, and Diasense Inc, ("Diasense") a Pennsylvania Corporation, for the purpose of providing the terms and conditions for the purchase by Little of 1000 units of common stock and common stock purchase warrants (the "Units") offered by Diasense for $125,000. Each Unit shall consist of 11,100 restricted shares of the common stock of Diasense ("Common Stock") and 500 common stock purchase warrants ("Warrant(s)"). Each Warrant shall allow the holder to purchase one share of Common Stock at a purchase price of $.10 per share. (see Warrant Agreement, Exhibit A.)

     In consideration of the mutual covenants and conditions herein contained, the parties hereto agree as follows:

1. The parties to this Agreement are aware that Diasense is an illiquid public entity. It is understood by all signing parties that the intent of Little is to reorganize and recapitalize the company.

2. Diasense represents (a) that its total authorized capital stock consists of 40,000,000 shares of Common Stock par value $.0l of which no more than 11,019,801 shares, exclusive of the shares being purchased by Little hereunder, will be issued and outstanding when Little's Unit purchase is completed and (b) that it is a reporting, non trading public company.

3. Little's obligations to purchase said Units are subject to the completion of the following conditions:

     a. Receipt of a Good Standing Certificate from the State of Pennsylvania for Diasense;

     b. Completion and filing of all required documents and reports under Securities and / Exchange Commission regulations and delivery of Edgar filing codes;

     d. Receipt of a Federal and State tax lien and judgment search and State and County / UCC lien search of Diasense showing no liens or judgments;

     e. Receipt of resignations from the Board of Directors and all officers of Diasense and the simultaneous appointment of Glenn Little to the Board of Directors;

     f. Repurchase of 11,975,000 common shares of Common Stock held in the name Dominion Assets, LLC and such shares returned to the Treasury of Diasense as authorized and unissued;

     g. Representation by Management of Diasense that there are no undisclosed liabilities, contingent or otherwise, from the last Edgar filing and that an audited balance sheet would show no liabilities at the time of Closing;

     h. Delivery of all corporate records and substitution of Glenn A. Little as sole signatory on the Company's checking account;

     i. A review by representatives of Securities Transfer Corporation of Dallas, Texas that confirms that stockholder records are in order and that the stockholder and certificate data is readable into their computer system; and

     j. Representation by current and former management that the stockholder and certificate records are in order and they are not aware of any discrepancies or errors.

4. It is agreed by the parties to this Agreement that a closing will take place in Pittsburgh, Pennsylvania upon receipt of items listed in Section 3 on or before September 30, 2006.

EXECUTED to be effective as of September 13, 2006.


/s/ Glenn A. Little
---------------------------------



Diasense Inc.
a Pennsylvania Corporation



By: /s/ Anthony Paterra
   ------------------------------
   Anthony Paterra
   Executive Vice President

                                WARRANT AGREEMENT


WARRANT AGREEMENT (the "Agreement") dated as of September 13, 2006, between Diasense mc, a Pennsylvania corporation (the "Company"), and Steven L. Siskind, Esq., 645 Fifth Avenue, New York, New York. 10022. (The Warrant Agent) and the Warrant Holders (the "Holders").

NOW, THEREFORE, for the purposes of defining the terms and provisions of the Warrants and the respective rights and obligations of the Company and Holders, the Company and the Warrant Agent hereby agree as follows:

DEFINITIONS

The following definitions shall control the interpretation of this Agreement.

"Warrant Exercise Price" shall mean 10 cents ($0.10) per share.

"Warrant Share" or "Warrant Shares" shall mean the share or shares of the Company's $.01 par value common stock acquired following exercise of the Warrants.

1. APPOINTMENT OF WARRANT AGENT

The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, for the benefit of the Holders and the Company and the Warrant Agent hereby accepts such appointment.

2. TRANSFERABILITY AND FORM OF WARRANT

2.1 REGISTRATION. The Warrants shall be numbered and shall be registered in a Warrant register as they are issued. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

2.2 Upon delivery of the Warrant to the Warrant Agent duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, the Warrant Agent shall direct the Company to issue the appropriate number of shares as have been executed by the Holder. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer the Warrant Agent shall cause the Company to deliver a new Warrant or Warrants to the persons entitled thereto.

2.3 FORM OF WARRANT. The text of the Warrant and the Subscription Form shall be substantially as set forth in Exhibit "A" attached hereto. The Warrant shall be executed on behalf of the Company by its Chief Executive Officer or President. The signature of any such officers on the Warrants may be manual or facsimile.

Warrants bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such office prior to the delivery of such Warrants, or did not hold such office on the date of this Agreement.

3. EXCHANGE OF WARRANT CERTIFICATES

Each Warrant certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall direct the Company to deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

4. TERM OF WARRANTS: EXERCISE OF WARRANTS OR REDEMPTION BY THE COMPANY

41 Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing on issuance to purchase from the Company the number of fully paid and non-assessable common shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

4.2 Exercise of Warrants. Warrants may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrants to be exercised (except as otherwise provided below), together with the form of election to purchase duly completed and signed, and upon payment of the Warrant Exercise Price to the Warrant Agent for the account of the Company for the number of Warrant Shares in respect of which such Warrants are then exercised.

5. PAYMENT OF TAXES

The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or deliver of any Warrants or certificates for Warrant Shares in a name other than that of the registered Holder of Warrants in respect of which such Warrants Shares are issued.

6. MUTILATED OR MISSING WARRANTS

In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity if requested, also satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

7. RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved and available, out of its authorized common stock, such number of shares of common stock as shall be sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The initial Transfer Agent for the common stock (when appointed)and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of such rights of purchase will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent or its successors and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Company or if applicable from the Transfer Agent or its successors the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent or its successors with duly executed stock certificates for such purposes. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

8. WARRANT EXERCISE PRICE AND EXPIRATION

The price per share at which Warrant Shares shall be purchasable upon exercise of Warrants shall be the amount set forth in the definition of Warrant Price from the date that the Warrants are issued until termination under this Agreement. The Warrant shall expire five (5) years from the date of issuance thereof.

9. ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES

The Purchase Price in effect at any time and the number of shares of common stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events hereinafter described.

(a) In case the Company shall (i) declare a stock dividend or make a distribution on its outstanding shares of common stock in shares of common stock, (ii) reclassify its outstanding shares of common stock into a greater number of shares, or (iii) change or exchange the outstanding shares of common stock of the Company for a different kind of shares or other security of the Company or of another corporation through reorganization, merge; consolidation, liquidation or recapitalization, then appropriate adjustments in the number of shares subject to this Warrant shall be made and the Purchase Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive the aggregate number and kind of securities which, if this Warrant had been exercised by such Holder immediately prior to such date, it would have owned upon such exercise and been entitled to receive upon such stock dividend, distribution, subdivision, combination, merger, consolidation, or recapitalization. The number and/or kind of securities receivable upon the exercise of the Warrants and the Warrant Exercise Price shall not be adjusted due to the issuance of additional preferred or common shares, a reverse split of common shares, or the issuance of a cash dividend paid out of current earnings.

10. CONCERNING THEWARRANT AGENT

The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound.

11. CORRECTNESS OF STATEMENTS. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to distribution of the Warrants except as herein otherwise provided.

11.1 BREACH OF COVENANTS. THE Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants.

11.2 PERFORMANCE OF DUTIES. The Warrant Agent may execute any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees).

11.3 RELIANCE ON COUNSEL. The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel

11.4 PROOF OF ACTIONS TAKEN. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, President, or Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

11.5 COMPENSATION. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement.

11.6 LEGAL PROCEEDINGS. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but the provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the

Warrant Agent without possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

11.7 RELIANCE ON DOCUMENTS. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

11.8 VALIDITY OF AGREEMENT, ETC. THE Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant or in respect of the necessity or the extent of any adjustment to the Warrant Exercise Price or the number of Warrant Shares purchasable under a Warrant; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization, reservation, value or registration under securities laws of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, as to whether any Warrant Share (or other stock) will, when o issued, be validly issued, fully paid and non-assessable, or as to the Warrant Price or the number of amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant or the method employed in making any adjustment to the foregoing.

11.9 INSTRUCTIONS FROM COMPANY. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or the Secretary of the Company and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instruction of any such officer or officers.

11.10 IDENTITY OF TRANSFER AGENT Forthwith upon the appointment of an initial Transfer Agent or any subsequent transfer agent for the common stock or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such subsequent transfer agent.

12. NOTICES Any notice pursuant to the Agreement by the Company, or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered (a) to the Company, at its principal executive office; (b) to the Holder of the Warrant at the address shown on the records of the Company or (c) to Warrant Agent, at its principal executive offices. Each party hereto may from time to time change address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

13. SUPPLEMENTS AND AMENDMENTS The Company and the Warrant Agent may from time to time supplement or amend this Agreement, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable, and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders; provided, however, that this Agreement shall not otherwise be supplemented or amended in any respect except with the consent in writing of the Holders of Warrants representing not less than 50% of the Warrants then outstanding; and provided further that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Purchase Price therefore shall be made without the consent in writing of the Holder of the certificate representing such Warrant, other than changes as are specifically prescribed by this Agreement as originally executed.

14. SUCCESSORS All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

15. APPLICABLE LAW This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the state of the Company's state of incorporation, without giving effect to any principles of conflicts of law.

16. BENEFITS OF THIS AGREEMENT Nothing in this Agreement shall be construed to give any person or corporation other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

17. CAPTIONS The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

18. TERMINATION This Agreement shall terminate at the close of business on the Expiration Date or such earlier date upon which all Warrants have been exercised, except that the Warrant Agent shall account to the Company for any cash held by the Warrant Agent after the termination hereof.

IN WITNESS HEREOF, the undersigned parties, duly authorized, have executed this Agreement to be effective as of the date set forth above.

                                 "The Company"
                                  Diasense Inc/


                                  By: /s/ Anthony Paterra
                                     -------------------------------------
                                  Name:  Anthony Paterra
                                  Title: Executive Vice President


                                  The Warrant Agent


                                  /s/ Steven L. Siskind
                                  ---------------------------------------
                                  Steven L. Siskind

                                 Diasense, Inc.

                               ACCREDITED INVESTOR
                             SUBSCRIPTION AGREEMENT

This Accredited Investor Subscription Agreement ("Agreement") is entered into as of the 13th day of September 2006 by and between Diasense Inc., a Pennsylvania corporation ("Company"), and the undersigned investor Glenn A. Little ("Investor").

1.  SUBSCRIPTION.  Investor  hereby  irrevocably  subscribes  for 1000  Units of
Diasense at a price of $125 per Unit for a total purchase price of $125,000 subject to acceptance by Company. Each Unit shall consist of 11,100 restricted shares of the common stock of Stock") and 500 common stock purchase warrants ("Warrant(s)"). Each Warrant shall allow the holder to purchase one share of Common Stock at a purchase price of $.10 per share pursuant to that certain warrant agreement dated September 13, 2006 incorporated herein by reference (the "Warrant Agreement"). For the purposes of accounting $111,000 of the Unit cost will be allocated to the Common stock purchase and $14,000 will be allocated to the warrant component of the Unit.

2. PAYMENT. Investor will pay the total purchase price of $125,000 for the Units to the Company by Cashier's Check.

3. APPROVAL AND ACCEPTANCE. The effectiveness of this Agreement is subject to acceptance by Company by signing below where indicated. If this Agreement is not approved and accepted, then Company will notify Investor and return any funds Investor may have delivered to Company promptly after non-acceptance.

4. DISCLOSURE. Investor also acknowledges and agrees that:

     * Company has made available to Investor, or to Investor's attorney, accountant or representative, all other documents that Investor has requested;

     * Investor has requested all documents and other information that Investor has deemed necessary or appropriate for making an investment in Company and purchasing the Shares;

     * Investor has carefully considered and has, to the extent Investor believes such discussion necessary, discussed with Investor's professional legal, tax and financial advisers the suitability of an investment in Company for Investor's particular tax and financial situation.

5. INVESTOR STATUS. Investor certifies that Investor is an "Accredited Investor" as defined in Regulation D Rule 501 of the Securities Act of 1933

6. OTHER SECURITIES ISSUES

6.1 RISK OF LOSS. Investor recognizes that Company has no history of operating profitability, and that an investment in Company involves substantial risks that could result in the loss of Investor's entire investment. Investor is able, without impairing Investor's financial condition, to hold the shares of the Company (the "Shares") for an indefinite period and to suffer a complete loss of Investor's investment in the Shares.

6.2 INVESTMENT INTENT. Investor certifies that it is purchasing the Shares for investment for Investor's own account and not on behalf of any other person, nor with a view to, or for resale or other distribution of the Shares.

6.3 NO REGISTRATION. Investor acknowledges and understands that the Shares (a) have not been registered under either federal or state securities laws, (b) are being offered and sold to Investor pursuant to exemptions from registration under the Securities Act of 1933, and comparable state securities exemptions, and (c) no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Shares.

6.4 LEGEND. Investor consents to the placement of a legend on the certificates, if any, that represent the Shares in substantially the following form:

        "THE  SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT
        BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR. QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED.

And any other legend Company determines is authorized or required pursuant to this Agreement.

6.5 RESTRICTIONS ON TRANSFER. Investor understands and acknowledges that, in addition to the restrictions on transfer of the Shares, as set forth herein, (a) no assignment, sale, transfer, exchange or other disposition of the Shares or other securities of Company can be made except in accordance with applicable federal and state securities laws; (b) the Shares may not be sold or otherwise distributed in the absence of registration of the Shares or an exemption from the registration requirements of federal and state securities laws; and (c) Company is not obligated to take any actions to register the Shares or make available any exemptions from federal or state registration requirements.

6.6 RESIDENCE AND INFORMATION. Investor certifies that Investor is a resident of the state set forth below and that all information in this Agreement and provided pursuant to this Agreement is true and correct and in material aspects.

6.7 INDEPENDENT ADVICE. Investor understands that this Agreement contains provisions that may have significant legal, financial and tax consequences for Investor and Investor's Shares. Investor acknowledges that Company has recommended that Investor seek independent legal, tax and financial advice before entering into this Agreement.

7. GENERAL PROVISIONS. This Agreement will be enforced, governed and construed exclusively under the laws of the State of Texas. The parties consent to the jurisdiction of and venue in any appropriate court in Midland, Texas. This Agreement is binding upon Investor, Investor's heirs, estate, legal representatives, successors and assigns, and is for the benefit of Company, its successors and assigns. If any portion of this Agreement is held to be invalid by a court having jurisdiction, the remaining terms of this Agreement shall remain in full force and effect to the extent possible. This Agreement constitutes the entire agreement of the parties, and supercedes all previous agreements, written or oral, with regard to Investor's purchase of Shares. Any agreement to waive or modify any term of this Agreement must be in writing signed by both parties. This Agreement may be executed in two or more counterparts, all of which shall constitute but one and the same instrument

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT.



Glenn A. Little
------------------------------
PRINT OR TYPE NAME OF INVESTOR


/s/ Glenn A. Little
------------------------------
SIGNATURE

------------------------------
DATE


211 West Wall, Midland, Texas 79701
-----------------------------------
ADDRESS


###-##-####
------------------------------
SSN OR EIN

                           ACCEPTANCE OF SUBSCRIPTION


This Subscription Agreement has been approved by Company's Board of Directors and is accepted for and on behalf of Diasense Inc. as of September 13, 2006.




By: /s/ Anthony Paterra
   ---------------------------------
Name:  Anthony Paterra
Title: Executive Vice President

                                  Diasense Inc.
                              Common Stock Warrant
                                                 Cusip:

September 13, 2006

W A-1                         Warrant to Purchase 250,000 Shares of Common Stock


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Diasense Inc, a Pennsylvania corporation (the "Company"), Glenn A. Little (the "Holder") is hereby granted the right to purchase, at the initial exercise price of $.10 per share (the "Initial Exercise Price") (subject to adjustment as provided herein) (the "Purchase Price"), at any time commencing on the date hereof until 5:00 p.m., Eastern Standard time, for five (5) years thereafter, 250,000 shares of common stock of the Company, (the "Shares").

This Warrant is initially exercisable at the Initial Exercise Price, payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in Section 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

1. EXERCISE OF WARRANT.

(a) The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.


THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

2. ISSUANCE OF CERTIFICATES.

Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman, Vice Chairman, President or Vice President and Secretary or Assistant Secretary of the Company.

3. RESTRICTION ON TRANSFER

(a) Shares issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities or (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar state securities law, Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

4. PRICE.

4.1 INITIAL AND ADJUSTED EXERCISE PRICE. The Initial Exercise Price shall be as set forth on the first page of this Warrant. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Section 5 hereof.

4.2 PURCHASE PRICE. The term "Purchase Price" herein shall mean the Initial Exercise Price or the Adjusted Exercise Price, depending upon the context.

5. ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES.

The Purchase Price in effect at any time and the number of shares of common stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events hereinafter described.

(a) In case the Company shall (i) declare a stock dividend or make a distribution on its outstanding shares of common stock in shares of common stock, (ii) reclassify its outstanding shares of common stock into a greater number of shares, or (iii) change or exchange the outstanding shares of common stock of the Company for a different kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares subject to this Warrant shall be made and the Purchase Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive the aggregate number and kind of securities which, if this Warrant had been exercised by such Holder immediately prior to such date, it would have owned upon such exercise and been entitled to receive upon such stock dividend, distribution, subdivision, combination, merger, consolidation, or recapitalization. The number and/or kind of securities receivable upon the exercise of the Warrants and the Warrant Exercise Price shall not be adjusted due to the issuance of additional preferred or common shares, a reverse split of common shares, or the issuance of a cash dividend paid out of current earnings.

6. MERGER OR CONSOLIDATION.

In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of common stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section 7 shall similarly apply to successive consolidations or mergers.

7. EXCHANGE AND REPLACEMENT OF WARRANT.

This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for one or more new Warrants of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. In case of loss, theft or destruction, the Company shall be entitled to indemnity or security reasonably satisfactory to it.

8. RESERVATION OF SECURITIES.

The Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, or as provided in Section. 5, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable. The Shares issuable upon the exercise of this Warrant shall be free and clear of all liens and encumbrances.

9. NOTICES TO WARRANT HOLDER.

Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

10. SUCCESSORS.

All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

11. HEADINGS.

The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

12. LAW GOVERNING.

This Warrant is delivered in the State of Texas and shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas, without giving effect to conflicts of law principles.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                        Diasense Inc.



                                        By: /s/ Anthony Paterra
                                           -----------------------------------
                                        Name:  Anthony Paterra
                                        Title: Executive Vice President

                                  EXERCISE FORM

(To be Executed by the Registered Holder in order to Exercise the Warrant)

The undersigned holder hereby exercises the right to purchase__________ of the shares of Common Stock ("Warrant Shares") of Diasense, Inc., a Pennsylvania corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. FORM OF WARRANT EXERCISE PRICE. The Holder intends that payment of the Warrant Exercise Price shall be made as:

     _____"Cash Exercise" with respect to ______ Warrant Shares (to the extent permitted by the terms of the Warrant).

2. PRIVATE PLACEMENT REPRESENTATIONS. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 9 of the Warrant.

Date: ______________ __, ____


_______________________________________  _______________________________________
Name of Registered Holder                      Tax ID of Registered Holder
                                                      (if applicable)
By: ________________________________

Name:_______________________________

Title:______________________________


                                         _______________________________________
                                                       Signature

                                         _______________________________________
                                                       Address

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant).

FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto __________ a Warrant to purchase __________ shares of Common Stock, of Diasense, Inc., a Pennsylvania corporation (the "Company"), and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


DATED: ________________________________


                                                ________________________________
                                                            Signature

                                                ________________________________
                                                            Print Name

                                  Diasense Inc.
                              Common Stock Warrant
                                                 Cusip:

September 13, 2006

W A-2                         Warrant to Purchase 250,000 Shares of Common Stock


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Diasense Inc, a Pennsylvania corporation (the "Company"), Glenn A. Little (the "Holder") is hereby granted the right to purchase, at the initial exercise price of $.10 per share (the "Initial Exercise Price") (subject to adjustment as provided herein) (the "Purchase Price"), at any time commencing on the date hereof until 5:00 p.m., Eastern Standard time, for five (5) years thereafter, 250,000 shares of common stock of the Company, (the "Shares").

This Warrant is initially exercisable at the Initial Exercise Price, payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in Section 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

1. EXERCISE OF WARRANT.

(a) The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.


THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

2. ISSUANCE OF CERTIFICATES.

Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman, Vice Chairman, President or Vice President and Secretary or Assistant Secretary of the Company.

3. RESTRICTION ON TRANSFER

(a) Shares issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities or (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or similar state securities law, Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

4. PRICE.

4.1 INITIAL AND ADJUSTED EXERCISE PRICE. The Initial Exercise Price shall be as set forth on the first page of this Warrant. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Section 5 hereof.

4.2 PURCHASE PRICE. The term "Purchase Price" herein shall mean the Initial Exercise Price or the Adjusted Exercise Price, depending upon the context.

5. ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES.

The Purchase Price in effect at any time and the number of shares of common stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events hereinafter described.

(a) In case the Company shall (i) declare a stock dividend or make a distribution on its outstanding shares of common stock in shares of common stock, (ii) reclassify its outstanding shares of common stock into a greater number of shares, or (iii) change or exchange the outstanding shares of common stock of the Company for a different kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares subject to this Warrant shall be made and the Purchase Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive the aggregate number and kind of securities which, if this Warrant had been exercised by such Holder immediately prior to such date, it would have owned upon such exercise and been entitled to receive upon such stock dividend, distribution, subdivision, combination, merger, consolidation, or recapitalization. The number and/or kind of securities receivable upon the exercise of the Warrants and the Warrant Exercise Price shall not be adjusted due to the issuance of additional preferred or common shares, a reverse split of common shares, or the issuance of a cash dividend paid out of current earnings.

6. MERGER OR CONSOLIDATION.

In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of common stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section 7 shall similarly apply to successive consolidations or mergers.

7. EXCHANGE AND REPLACEMENT OF WARRANT.

This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for one or more new Warrants of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. In case of loss, theft or destruction, the Company shall be entitled to indemnity or security reasonably satisfactory to it.

8. RESERVATION OF SECURITIES.

The Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, or as provided in Section. 5, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable. The Shares issuable upon the exercise of this Warrant shall be free and clear of all liens and encumbrances.

9. NOTICES TO WARRANT HOLDER.

Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

10. SUCCESSORS.

All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

11. HEADINGS.

The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

12. LAW GOVERNING.

This Warrant is delivered in the State of Texas and shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas, without giving effect to conflicts of law principles.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                        Diasense Inc.



                                        By: /s/ Anthony Paterra
                                           -----------------------------------
                                        Name:  Anthony Paterra
                                        Title: Executive Vice President

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
                                  EXERCISE FORM

(To be Executed by the Registered Holder in order to Exercise the Warrant)

The undersigned holder hereby exercises the right to purchase__________ of the shares of Common Stock ("Warrant Shares") of Diasense, Inc., a Pennsylvania corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. FORM OF WARRANT EXERCISE PRICE. The Holder intends that payment of the Warrant Exercise Price shall be made as:

     _____"Cash Exercise" with respect to ______ Warrant Shares (to the extent permitted by the terms of the Warrant).

2. PRIVATE PLACEMENT REPRESENTATIONS. The holder of this Warrant confirms the continuing validity of, and reaffirms as of the date hereof, its representations and warranties set forth in Section 9 of the Warrant.

Date: ______________ __, ____


_______________________________________  _______________________________________
Name of Registered Holder                      Tax ID of Registered Holder
                                                      (if applicable)
By: ________________________________

Name:_______________________________

Title:______________________________


                                         _______________________________________
                                                       Signature

                                         _______________________________________
                                                       Address

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
                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant).

FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto __________ a Warrant to purchase __________ shares of Common Stock, of Diasense, Inc., a Pennsylvania corporation (the "Company"), and does hereby irrevocably constitute and appoint _______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.


DATED: ________________________________


                                                ________________________________
                                                            Signature

                                                ________________________________
                                                            Print Name

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